UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2021

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39153	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	HTIA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 6, 2021, Healthcare Trust, Inc. (the “Company”) and Healthcare Trust Operating Partnership, L.P. (the “Operating Partnership”), the Company’s operating partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the underwriters listed on Schedule I thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell 2,200,000 shares of the Company’s 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in an underwritten public offering at a price per share of $25.00. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 330,000 shares of Series A Preferred Stock. On May 10, 2021, the Underwriters partially exercised their option to purchase 152,144 of these additional shares at the closing of the sale of the 2,200,000 shares scheduled to take place on May 11, 2021.

In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities. The Company expects to receive net proceeds from the offering, after deducting the underwriting discount but not other estimated offering expenses payable by the Company (including a structuring fee), of approximately $57.0 million (including the amounts the Company will receive because the Underwriters exercised a portion of the 30-day option described above). The Company will contribute these net proceeds to the Operating Partnership in exchange for 7.375% Series A Cumulative Redeemable Perpetual Preferred Units in the Operating Partnership (the “Series A Preferred Units”), which have economic interests that are substantially similar to the designations, preferences and other rights of Series A Preferred Stock. The Company, acting through the Operating Partnership, will use the net proceeds from this contribution to repay amounts outstanding under its revolving credit facility as required thereunder. Subject to the terms and conditions set forth in the revolving credit facility, the Company may then draw on the revolving credit facility to borrow any amounts so repaid for general corporate purposes, including purchases of additional properties.

The offering is being conducted pursuant to the Company’s prospectus dated May 6, 2021, in the form filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2021 (the “Prospectus”), pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), which forms part of the Company’s Registration Statement on Form S-11 (File No. 333-255483), which was declared effective on May 6, 2021.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated by reference into this Item 1.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus, which disclosure is hereby incorporated by reference into this Item 1.01.

Amendment to the Operating Partnership Agreement

On May 7, 2021, the Company, in its capacity as the general partner of the Operating Partnership, entered into a Fifth Amendment to the Agreement of Limited Partnership of the Operating Partnership (the “Fifth Amendment”), to increase the number of authorized Series A Preferred Units to be equal to the number of authorized shares of Series A Preferred Stock.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Fifth Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

Articles Supplementary

On May 7, 2021, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which became effective upon acceptance for record. The Articles Supplementary classified 2,530,000 shares of the Company’s authorized but unissued shares of preferred stock as Series A Preferred Stock.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

Press Releases

On May 6, 2021, the Company issued a press release announcing the pricing of the offering. A copy of this press release is attached as Exhibit 99.1, and is hereby incorporated by reference into this Item 7.01. This press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 30, 2021 and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2021, by and among Healthcare Trust, Inc., Healthcare Trust Operating Partnership, L.P. and B. Riley Securities, Inc., as representative of the underwriters listed on Schedule I thereto.
3.1	Articles Supplementary designating additional shares of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share
4.6	Fifth Amendment, dated May 7, 2021, to the Agreement of Limited Partnership of Healthcare Trust Operating Partnership, L.P., dated February 14, 2013.
99.1	Pricing Press Release, dated May 6, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: May 10, 2021	By:	/s/ Jason F. Doyle
Jason F. Doyle
Chief Financial Officer, Secretary and Treasurer